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                                                         SEC File Nos. 033-02610
                                                                       811-04550



                               THE MAINSTAY FUNDS

                   Supplement dated September 15, 2003 to the
                Prospectus dated May 1, 2003; and to the MAP Fund
                   Class I Shares Prospectus dated May 1, 2003

        This Supplement updates certain information contained in the above-dated Prospectus ("Prospectus") for The MainStay Funds ("Trust") and the Prospectus for Class I Shares of the MAP Fund ("MAP Class I Prospectus"):

1.      LIQUIDATION AND DISSOLUTION OF SELECT 20 EQUITY FUND

        The Board of Trustees of the Trust has approved a Plan of Liquidation and Dissolution (the "Plan") relating to the MainStay Select 20 Equity Fund ("Fund"), effective September 23, 2003. Management's recommendation to the Board to approve the Plan was based on the failure of the Fund to reach expected asset levels, making it difficult to operate the Fund efficiently. As a result, the Board of Trustees has concluded that it is in the best interests of shareholders to liquidate the Fund.

        In connection with the proposed liquidation and dissolution of the Fund, the Board has directed the Trust's distributor to cease offering shares of the Fund. Shareholders may continue to reinvest dividends and distributions in the Fund, redeem their shares, or exchange their shares for shares of other MainStay Funds until the liquidation.

        It is anticipated that the Fund will liquidate no later than November 30, 2003. Any remaining shareholders on the date of liquidation will receive a distribution in liquidation of the Fund.

2.      VERIFICATION OF IDENTITY

        The following subsection is added to the Shareholder Guide on page 113 of the Prospectus and page 10 of the MAP Class I Prospectus under the heading, "How to Open Your MainStay Account":

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, the Fund must obtain the following information for each person that opens a new account:

-   Name;
-   Date of birth (for individuals);
- Residential or business street address (although post office boxes are still permitted for mailing); and
- Social security number, taxpayer identification number, or other identifying number.

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You may also be asked for a copy of your driver's license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

EFFECTIVE OCTOBER 1, 2003, FEDERAL LAW PROHIBITS THE FUND AND OTHER FINANCIAL INSTITUTIONS FROM OPENING A NEW ACCOUNT UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE.

After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund also may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

                PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE